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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08363

Evergreen Select Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Strategic Growth Fund, for the year ended September 30, 2008. This series has a September 30, fiscal year end.

Date of reporting period: September 30, 2008

Item 1 - Reports to Stockholders.

Evergreen Strategic Growth Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
17	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Strategic Growth Fund for the twelve-month period ended September 30, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. Market volatility intensified substantially in the final quarter of the period, particularly in September 2008, as spreading problems in the credit markets threatened to drag the global economy into a recession. Slowing economic activity and widening restrictions on credit availability undermined confidence in the leading financial institutions, both at home and abroad. Investors fled to the highest-quality securities available. U.S. Treasury securities proved to be the most noticeable beneficiary of the flight to quality. In contrast, the values of most stocks and corporate bonds dropped. Moreover, this turmoil in the capital markets only worsened in the first few weeks immediately after fiscal year end. Elsewhere, foreign equity markets also slumped as fears spread that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities in industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down as evidence mounted of a deceleration in global growth trends. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The U.S. Commerce Department reported in October 2008 that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The report validated expectations that the economy had entered into a recession. Fears rose that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting declining housing values, falling manufacturing activity, slowing consumer spending and rising unemployment levels. Perhaps the most dramatic news was the collapse or near-collapse of several venerable financial institutions both in the U.S. and in Europe. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008. The

LETTER TO SHAREHOLDERS continued

reductions brought the influential overnight lending rate to just 1.00%. It had been as high as 5.25% as recently as August 2007. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on controlling risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

LETTER TO SHAREHOLDERS continued

Special Notices to Shareholders:

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

FUND AT A GLANCE

as of September 30, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

W. Shannon Reid, CFA; David Chow, CFA; Jay Zelko

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1994

	Class A	Class B	Class C	Class I	Class IS	Class R
Class inception date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	2/27/1998	10/10/2003

Nasdaq symbol	ESGAX	ESGBX	ESGTX	ESGIX	ESGSX	ESGRX

Average annual return*

1-year with sales charge	-24.69%	-24.58%	-21.48%	N/A	N/A	N/A

1-year w/o sales charge	-20.09%	-20.70%	-20.70%	-19.91%	-20.08%	-20.32%

5-year	3.13%	3.26%	3.60%	4.65%	4.41%	4.17%

10-year	2.97%	3.03%	3.03%	3.80%	3.55%	3.56%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. The fund incurs 12b-1 fees of 0.25% for Classes A and IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and R would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Strategic Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -20.09% for the twelve-month period ended September 30, 2008, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned -20.88%.

The fund’s objective is to seek long-term capital growth.

Investment process

The twelve-month period ended September 30, 2008, will be looked upon as a historic period in financial history. Deteriorating credit conditions, excessive leverage and growing counterparty risk led investors and corporations to reduce their risk exposure. This de-leveraging caused a severe strain on the world’s financial system. A string of once powerful, bellwether financial institutions—including investment banks Bear Stearns and Lehman Brothers, housing finance giants Fannie Mae and Freddie Mac, insurer American International Group, broker Merrill Lynch and banking behemoth Washington Mutual—all virtually disappeared from the credit scene. Each was either bought by the federal government or by a competitor at steeply distressed prices. Stock indexes fell sharply around the world as fears of a global recession gripped investors.

We believe financial markets now may be in that final stage. The impact of the global financial crisis has caused us to reduce our earnings expectations across the entire spectrum of companies. As a result, we repositioned the fund to a more conservative posture by increasing our exposure to Consumer Staples and Health Care and reducing our global cyclical exposure. We eliminated several positions in the Materials, Industrials and Information Technology areas. For example, within the Materials sector we eliminated our positions in Freeport-McMoRan Copper and U.S. Steel based on projections of declining demand for copper and steel, respectively. Within the Industrials sector, we sold engineering/construction companies Fluor, Jacobs Engineering and McDermott International, all of which were among our top performers last year. Our concerns with regard to declining corporate technology capital spending budgets led us to remove Cisco Systems from the portfolio and reduce our weighting in Microsoft. Within Consumer Staples, we added Coca-Cola, Heinz and Kimberly Clark, while eliminating the domestic portion of Phillip Morris after it spun out its international division. Within Health Care, we added Zimmer Holdings, Becton Dickenson and Baxter. We currently believe each of these companies has the potential to exhibit superior, more predictable earnings growth relative to the rest of the market over the next twelve months.

Contributors to performance

While we attempted to hold our cash levels under 5%, there were times over the past fiscal year when that level drifted above 5% for short periods of time due primarily to timing of buys and sells. This small amount of excess frictional cash aided overall fund performance over the past year.

Despite angst about the credit market meltdown, housing market slump, rising unemployment and impending recession, the Consumer Discretionary sector was the fund’s best performing sector over the preceding twelve months. Top performers within this group were Kohl’s, Home Depot, Lowe’s Corp. and Nike. Kohl’s is a value-oriented retailer that benefited in the second half of the year from increased traffic as consumers searched for low prices. We sold the shares during the period, as we believed they reached a valuation level that fully reflected this benefit while not quite incorporating the negative potential on overall revenue growth from an outright recession. In the last three months of the fiscal year, the consumer group rallied based on low starting valuation points, the prospect that worst-case earnings scenarios might not be realized, anticipation of continued Federal

PORTFOLIO MANAGER COMMENTARY continued

Reserve liquidity injections into the financial system, and hopes for government action with regard to a rescue plan for distressed financial institutions. Top performing stocks included athletic apparel and equipment manufacturer Nike and home improvement retailers Home Depot and Lowe’s. Nike reported better-than-expected earnings driven by market share gains and strong results in Asian markets. Lowe’s and Home Depot’s stocks rebounded from perceived oversold levels after losing close to 20% each during the Spring time frame due to skyrocketing energy prices and ongoing news of a difficult housing market.

Health Care was our second best performing sector with double digit share price increases in our biotech holdings, which included Genentech, Celgene and Gilead Sciences. The biotech industry has historically been one of the least economically sensitive groups. As a result, it witnessed increased money flows from investors as they shifted into areas perceived to be more defensive. In addition to that rotation, our holdings benefited from company-specific events that made them the group’s best-performing stocks. Genentech received FDA approval for their cancer drug Avastin for therapeutic use in breast cancer much sooner than expected. In addition, the company’s majority shareholder, Roche Holdings, offered to purchase the remaining shares for a premium. Celgene completed its Pharmion acquisition, which the company expects to be accretive to earnings over the coming years, and rebounded from a disappointing prior quarter’s earnings report. Gilead Science’s HIV therapies continued to gain market share against the competition, which, we believe, has enhanced the company’s growth prospects for this and future years. Other strong contributors in the sector included Schering Plough and Express Scripts.

Within the Materials sector, our stock selection added value. There was tremendous volatility over the course of the year in all commodities, and the stocks in the group reflected this. The upswing in prices from the fall of 2007 through June of 2008 drove many commodity-related stocks to double or triple in price. Our holding in Monsanto, a market share leader in genetically modified seeds for the agricultural market, was a standout. While it rose strongly over the course of the year, its stock price was related to the underlying business fundamentals as much as commodity price strength. The company benefited from worldwide demand for higher-yielding crops as well as continued high agriculture commodity prices, and earnings estimates were raised during the course of the year.

The Industrials sector was another area where our relative underweight and our stock selection added value. Our focus within the sector was on companies providing global infrastructure services such as engineering and construction to the oil and gas industries as well as to emerging market countries. In this respect, we had several winners including electric power distribution systems company Quanta Services and Fluor, a leader in engineering and construction. Our lack of exposure to large industrial conglomerates such as General Electric and 3M as well as commercial aerospace companies proved beneficial as well. Other strong performers included Lockheed Martin and Raytheon in defense and Woodward Governor, a designer and manufacturer of energy control and optimization systems.

Finally, in Information Technology, we had several strong performers, companies whose new product momentum and market share gains drove solid fundamentals. Stocks here included Hewlett-Packard, Oracle, Mettler Toledo and semiconductor manufacturer, QUALCOMM.

Detractors from performance

Two noticeable detractors in Information Technology were Cisco and Verifone. Cisco’s stock price was negatively impacted by a slightly softer-than-expected quarterly earnings report early in the

PORTFOLIO MANAGER COMMENTARY continued

period and we were concerned about future deceleration in corporate spending. Verifone, a provider of electronic payment devices, was a poor performer after the company announced it would restate profit results much lower than originally reported for the first three quarters of 2007 due to accounting errors. We sold both stocks. We also had several Industrials companies that provided volatility and downside to the fund including engineering and construction firm Foster Wheeler, mining equipment manufacturer Joy Global and wire and cable manufacturer General Cable.

The largest sector detractors were Consumer Staples, Utilities, Financials and Energy. In Consumer Staples, our underperformance was predominantly attributable to not having exposure to Wal-Mart. After a multi-year period of underperformance, Wal-Mart’s stock outperformed its peers and the overall market during the period, as investors anticipated a turnaround in the company’s operations. We believed any improvement in sales and margins had been adequately reflected in the stock price and better opportunities lay elsewhere in the sector. While admittedly wrong on this front, we did benefit by owning shares in BJ’s Wholesale, a competitor. Also in Consumer Staples, Hansen Natural, a soft drink manufacturer, was one of our largest detractors. The company’s Monster energy drink fell victim to slower volume growth than we had anticipated. Coca-Cola experienced a decline over concerns that earnings might be affected by a combination of lower demand and rising costs.

In Utilities, independent power producers NRG Energy and Reliant Energy were hurt by a rapid rise in their commodity costs and the inability to offset the higher costs through higher electricity rates. Our holdings in the Energy sector experienced a sharp sell-off late in the period as investors became concerned that a slowing global economy would adversely affect the price of oil. Alpha Natural Resources and Consol Energy were two coal companies we held during the period but we eventually sold due to price appreciation in Alpha’s case and depreciation in Consol’s case. In the first half of the period, coal companies witnessed an increase in coal pricing as the industry experienced supply disruptions in South Africa and Australia when China moved from a net exporter to a net importer due to internal consumption and supply difficulties. As commodity prices dropped, the stock prices followed. This was true in oil and gas companies as well; evidenced by underperforming holdings such as Anadarko Petroleum, Weatherford International and Pride International.

Portfolio management outlook

Stocks experienced increased volatility in the final quarter of the fiscal year climaxing with a dramatic 777-point sell-off of the Dow-Jones Industrial Average on September 29, 2008. The S&P 500, after peaking in the range of 1560 in October 2007, has now fallen more than 25%. Past bear markets have averaged 15 months in duration and peak-to-trough declines of 33%.

As we closed the fiscal year, the seizing up of credit markets was of great concern. Banks, fearing counterparty risk, had virtually stopped lending to one another. This stage of the credit crisis is in large part a crisis of information and confidence. Prices of many debt securities are unknown because, while there is plenty of supply, there is no demand. To return to normalcy, the credit markets need to go through a process of price discovery. As we proceed through this process, uncertainty and volatility will dominate. In our current view, global coordination may not prevent an economic slowdown, but it may help thaw frozen credit markets. The U.S. Treasury, Federal

PORTFOLIO MANAGER COMMENTARY continued

Reserve Board, the European Central Bank (ECB) and national central banks in Europe will be working together more than ever before.

A common hope within the investment community has been that, excluding Financials, profitability for U.S. corporations was still reasonably healthy. Going forward, we now are concerned that the lack of lending on the part of financial institutions may lead to a slower than previously anticipated global economy. Consensus earnings estimates for both 2008 and 2009 may need to be revised downward. Accordingly, we currently have shifted the portfolio towards companies which we believe have less economic sensitivity and also the ability to fund themselves through cash generated by their operating activities.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$891.20	$4.92
Class B	$1,000.00	$887.96	$8.45
Class C	$1,000.00	$887.96	$8.45
Class I	$1,000.00	$892.13	$3.74
Class IS	$1,000.00	$891.32	$4.92
Class R	$1,000.00	$889.97	$6.10
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.80	$5.25
Class B	$1,000.00	$1,016.05	$9.02
Class C	$1,000.00	$1,016.05	$9.02
Class I	$1,000.00	$1,021.05	$3.99
Class IS	$1,000.00	$1,019.80	$5.25
Class R	$1,000.00	$1,018.55	$6.51

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B, 1.79% for Class C, 0.79% for Class I, 1.04% for Class IS and 1.29% for Class R), multiplied by the average account value over the period, multiplied by 183 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period

	$34.16

		$27.57

			$26.70

				$23.65

					$22.16

Income from investment operations
Net investment income (loss)	0.11[1]	0.02	(0.02)	0.11	(0.04)[1]
Net realized and unrealized gains or losses on investments	(6.82)	6.57	0.89	3.06	1.53

Total from investment operations	(6.71)	6.59	0.87	3.17	1.49

Distributions to shareholders from
Net investment income	(0.13)	0	0	(0.12)	0[2]
Net realized gains	(0.71)	0	0	0	0

Total distributions to shareholders	(0.84)	0	0	(0.12)	0

Net asset value, end of period	$26.61	$34.16	$27.57	$26.70	$23.65

Total return[3]	(20.09)%	23.90%	3.26%	13.42%	6.73%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,883	$7,379	$5,395	$5,259	$4,121
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%	1.08%	1.07%	1.08%	1.05%
Expenses excluding waivers/reimbursements and expense reductions	1.06%	1.10%	1.07%	1.08%	1.08%
Net investment income (loss)	0.35%	0.04%	(0.06)%	0.38%	(0.16)%
Portfolio turnover rate	139%	97%	97%	173%	145%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$32.80	$26.66	$26.00	$23.15	$21.84

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.20)[1]	(0.20)[1]	(0.08)	(0.22)[1]
Net realized and unrealized gains or losses on investments	(6.53)	6.34	0.86	3.00	1.53

Total from investment operations	(6.65)	6.14	0.66	2.92	1.31

Distributions to shareholders from
Net investment income	0	0	0	(0.07)	0
Net realized gains	(0.71)	0	0	0	0

Total distributions to shareholders	(0.71)	0	0	(0.07)	0

Net asset value, end of period	$25.44	$32.80	$26.66	$26.00	$23.15

Total return[2]	(20.70)%	23.03%	2.54%	12.61%	6.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,286	$2,645	$2,682	$2,659	$2,407
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.79%	1.77%	1.77%	1.78%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.79%	1.77%	1.77%	1.78%
Net investment income (loss)	(0.39)%	(0.67)%	(0.76)%	(0.32)%	(0.94)%
Portfolio turnover rate	139%	97%	97%	173%	145%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$32.79	$26.67	$26.00	$23.16	$21.85

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.20)[1]	(0.20)[1]	(0.06)[1]	(0.22)[1]
Net realized and unrealized gains or losses on investments	(6.53)	6.32	0.87	2.97	1.53

Total from investment operations	(6.65)	6.12	0.67	2.91	1.31

Distributions to shareholders from
Net investment income	0	0	0	(0.07)	0
Net realized gains	(0.71)	0	0	0	0

Total distributions to shareholders	(0.71)	0	0	(0.07)	0

Net asset value, end of period	$25.43	$32.79	$26.67	$26.00	$23.16

Total return[2]	(20.70)%	22.98%	2.58%	12.57%	6.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,457	$2,845	$1,742	$1,705	$2,164
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.79%	1.77%	1.77%	1.78%
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.79%	1.77%	1.77%	1.78%
Net investment income (loss)	(0.39)%	(0.68)%	(0.76)%	(0.25)%	(0.94)%
Portfolio turnover rate	139%	97%	97%	173%	145%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$34.49	$27.83	$26.89	$23.81	$22.26

Income from investment operations
Net investment income (loss)	0.22	0.12	0.07	0.18	0.02[1]
Net realized and unrealized gains or losses on investments	(6.91)	6.62	0.89	3.08	1.55

Total from investment operations	(6.69)	6.74	0.96	3.26	1.57

Distributions to shareholders from
Net investment income	(0.21)	(0.08)	(0.02)	(0.18)	(0.02)
Net realized gains	(0.71)	0	0	0	0

Total distributions to shareholders	(0.92)	(0.08)	(0.02)	(0.18)	(0.02)

Net asset value, end of period	$26.88	$34.49	$27.83	$26.89	$23.81

Total return	(19.91)%	24.28%	3.56%	13.74%	7.06%

Ratios and supplemental data
Net assets, end of period (thousands)	$571,879	$978,930	$1,389,589	$1,653,361	$1,392,850
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.79%	0.77%	0.77%	0.78%
Expenses excluding waivers/reimbursements and expense reductions	0.79%	0.79%	0.77%	0.77%	0.78%
Net investment income (loss)	0.60%	0.33%	0.24%	0.69%	0.06%
Portfolio turnover rate	139%	97%	97%	173%	145%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS IS	2008	2007	2006	2005	2004

Net asset value, beginning of period	$33.97	$27.41	$26.53	$23.50	$22.00

Income from investment operations
Net investment income (loss)	0.11[1]	0.02[1]	0[1]	0.11[1]	(0.05)[1]
Net realized and unrealized gains or losses on investments	(6.77)	6.55	0.88	3.04	1.55

Total from investment operations	(6.66)	6.57	0.88	3.15	1.50

Distributions to shareholders from
Net investment income	(0.12)	(0.01)	0[2]	(0.12)	0[2]
Net realized gains	(0.71)	0	0	0	0

Total distributions to shareholders	(0.83)	(0.01)	0	(0.12)	0

Net asset value, end of period	$26.48	$33.97	$27.41	$26.53	$23.50

Total return	(20.08)%	24.00%	3.32%	13.44%	6.83%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,446	$15,124	$15,791	$16,920	$16,905
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%	1.04%	1.02%	1.02%	1.03%
Expenses excluding waivers/reimbursements and expense reductions	1.04%	1.04%	1.02%	1.02%	1.03%
Net investment income (loss)	0.35%	0.07%	(0.01)%	0.43%	(0.19)%
Portfolio turnover rate	139%	97%	97%	173%	145%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$34.13	$27.61	$26.79	$23.77	$23.27

Income from investment operations
Net investment income (loss)	0.03[2]	(0.06)[2]	(0.07)[2]	0.13	(0.05)[2]
Net realized and unrealized gains or losses on investments	(6.82)	6.58	0.89	3.00	0.55

Total from investment operations	(6.79)	6.52	0.82	3.13	0.50

Distributions to shareholders from
Net investment income	(0.02)	0	0	(0.11)	0
Net realized gains	(0.71)	0	0	0	0

Total distributions to shareholders	(0.73)	0	0	(0.11)	0

Net asset value, end of period	$26.61	$34.13	$27.61	$26.79	$23.77

Total return	(20.32)%	23.61%	3.06%	13.18%	2.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$9	$10	$6	$7	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.29%	1.31%	1.28%	1.26%	1.05%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.29%	1.31%	1.28%	1.26%	1.05%[3]
Net investment income (loss)	0.10%	(0.20)%	(0.27)%	(0.03)%	(0.20)%[3]
Portfolio turnover rate	139%	97%	97%	173%	145%

1	For the period from October 10, 2003 (commencement of class operations), to September 30, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2008

	Shares	Value

COMMON STOCKS 93.1%
CONSUMER DISCRETIONARY 9.3%
Hotels, Restaurants & Leisure 1.2%
Burger King Holdings, Inc.	292,800	$7,191,168

Internet & Catalog Retail 1.5%
Amazon.com, Inc. *	126,550	9,207,778

Specialty Retail 4.9%
GameStop Corp., Class A * ρ	342,975	11,733,175
Home Depot, Inc.	300,200	7,772,178
Lowe’s Cos.	397,935	9,427,080

		28,932,433

Textiles, Apparel & Luxury Goods 1.7%
Nike, Inc., Class B	154,425	10,331,032

CONSUMER STAPLES 11.8%
Beverages 5.5%
Coca-Cola Co.	211,975	11,209,238
PepsiCo, Inc.	302,250	21,541,358

		32,750,596

Food Products 1.7%
H.J. Heinz Co.	206,725	10,330,048

Household Products 0.9%
Kimberly-Clark Corp.	80,750	5,235,830

Tobacco 3.7%
Philip Morris International, Inc.	459,972	22,124,653

ENERGY 11.4%
Energy Equipment & Services 8.6%
Core Laboratories NV, ADR	27,375	2,773,635
FMC Technologies, Inc. *	91,475	4,258,161
Nabors Industries, Ltd. *	281,900	7,024,948
National Oilwell Varco, Inc. *	250,725	12,593,917
Pride International, Inc. *	185,000	5,477,850
Schlumberger, Ltd.	50,225	3,922,070
Smith International, Inc.	96,575	5,663,158
Weatherford International, Ltd. *	387,225	9,734,837

		51,448,576

Oil, Gas & Consumable Fuels 2.8%
Anadarko Petroleum Corp.	147,900	7,174,629
Apache Corp.	91,750	9,567,690

		16,742,319

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS 5.9%
Capital Markets 3.9%
Bank of New York Mellon Corp.	347,800	$11,331,324
Blackstone Group, LP ρ	546,265	8,379,705
State Street Corp.	66,175	3,764,034

		23,475,063

Consumer Finance 2.0%
Visa, Inc., Class A ρ	188,167	11,551,572

HEALTH CARE 15.3%
Biotechnology 4.5%
BioMarin Pharmaceutical, Inc. * ρ	183,650	4,864,888
Genentech, Inc. *	118,200	10,481,976
Gilead Sciences, Inc. *	252,965	11,530,145

		26,877,009

Health Care Equipment & Supplies 7.2%
Baxter International, Inc.	235,625	15,464,069
Becton, Dickinson & Co.	147,950	11,874,467
Hologic, Inc. *	304,925	5,894,200
Zimmer Holdings, Inc. *	145,675	9,404,778

		42,637,514

Health Care Providers & Services 1.4%
Express Scripts, Inc. * ρ	116,050	8,566,811

Pharmaceuticals 2.2%
Merck & Co., Inc.	416,455	13,143,320

INDUSTRIALS 9.2%
Aerospace & Defense 4.7%
Lockheed Martin Corp.	145,300	15,935,051
Raytheon Co.	227,975	12,198,942

		28,133,993

Construction & Engineering 2.6%
Foster Wheeler, Ltd. *	258,925	9,349,782
Quanta Services, Inc. * ρ	241,985	6,536,015

		15,885,797

Electrical Equipment 0.7%
General Cable Corp. * ρ	118,200	4,211,466

Machinery 1.2%
AGCO Corp. *	163,275	6,957,148

INFORMATION TECHNOLOGY 26.1%
Communications Equipment 2.7%
QUALCOMM, Inc.	377,765	16,232,562

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 8.9%
Apple, Inc. *	179,040	$20,349,686
EMC Corp. *	472,000	5,645,120
Hewlett-Packard Co.	580,225	26,829,604

		52,824,410

Electronic Equipment & Instruments 1.5%
Mettler-Toledo International, Inc. *	88,390	8,662,220

Internet Software & Services 4.1%
Google, Inc., Class A *	60,974	24,421,307

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	1,123,470	21,042,593

Software 5.4%
Microsoft Corp.	480,995	12,837,757
Oracle Corp. *	962,820	19,554,874

		32,392,631

MATERIALS 3.0%
Chemicals 3.0%
Monsanto Co.	142,475	14,102,176
Potash Corporation of Saskatchewan, Inc., ADR	30,625	4,042,806

		18,144,982

UTILITIES 1.1%
Electric Utilities 1.1%
NRG Energy, Inc. * ρ	268,875	6,654,656

Total Common Stocks (cost $608,160,826)		556,109,487

EXCHANGE TRADED FUND 1.1%
SPDR KBW Bank (cost $5,900,811)	193,696	6,508,185

SHORT-TERM INVESTMENTS 13.1%
MUTUAL FUND SHARES 13.1%
BGI Prime Money Market Fund, Premium Shares, 2.55% q ρρ	2,563,914	2,563,914
BlackRock Liquidity TempFund, Institutional Class, 2.68% q ρρ	2,595,272	2,595,272
Evergreen Institutional Money Market Fund, Class I, 2.79% q ρρ ø	70,196,542	70,196,542
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.59% q ρρ	2,588,671	2,588,671

Total Short-Term Investments (cost $77,944,399)		77,944,399

Total Investments (cost $692,006,036) 107.3%		640,562,071
Other Assets and Liabilities (7.3%)		(43,601,969)

Net Assets 100.0%		$596,960,102

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt
SPDR	Standard & Poor’s Depository Receipts

The following table shows the percent of total long-term investments by sector as of September 30, 2008:

Information Technology	27.7%
Health Care	16.2%
Consumer Staples	12.5%
Energy	12.1%
Consumer Discretionary	9.9%
Industrials	9.8%
Financials	6.2%
Materials	3.2%
Utilities	1.2%
Other	1.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities, at value (cost $621,809,494) including $48,091,808 of securities loaned	$570,365,529
Investments in affiliated money market fund, at value (cost $70,196,542)	70,196,542

Total investments	640,562,071
Segregated cash	2,730
Receivable for securities sold	8,293,436
Receivable for Fund shares sold	456,564
Dividends receivable	913,836
Receivable for securities lending income	39,626
Prepaid expenses and other assets	2,199

Total assets	650,270,462

Liabilities
Payable for Fund shares redeemed	1,090,732
Payable for securities on loan	52,101,332
Advisory fee payable	9,685
Distribution Plan expenses payable	296
Due to other related parties	5,307
Accrued expenses and other liabilities	103,008

Total liabilities	53,310,360

Net assets	$596,960,102

Net assets represented by
Paid-in capital	$622,370,770
Undistributed net investment income	2,956,163
Accumulated net realized gains on investments	23,077,134
Net unrealized losses on investments	(51,443,965)

Total net assets	$596,960,102

Net assets consists of
Class A	$8,883,082
Class B	2,285,636
Class C	4,457,111
Class I	571,878,788
Class IS	9,446,117
Class R	9,368

Total net assets	$596,960,102

Shares outstanding (unlimited number of shares authorized)
Class A	333,763
Class B	89,861
Class C	175,246
Class I	21,277,409
Class IS	356,731
Class R	352

Net asset value per share
Class A	$26.61
Class A — Offering price (based on sales charge of 5.75%)	$28.23
Class B	$25.44
Class C	$25.43
Class I	$26.88
Class IS	$26.48
Class R	$26.61

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Dividends (net of foreign withholding taxes of $7,305)	$9,888,067
Income from affiliate	1,296,697
Securities lending	402,577

Total investment income	11,587,341

Expenses
Advisory fee	5,184,745
Distribution Plan expenses
Class A	23,306
Class B	26,695
Class C	35,536
Class IS	31,334
Class R	46
Administrative services fee	835,112
Transfer agent fees	169,512
Trustees’ fees and expenses	21,942
Printing and postage expenses	45,637
Custodian and accounting fees	215,112
Registration and filing fees	54,252
Professional fees	52,718
Other	22,740

Total expenses	6,718,687
Less: Expense reductions	(9,839)
Expense reimbursements	(1,700)

Net expenses	6,707,148

Net investment income	4,880,193

Net realized and unrealized gains or losses on investments
Net realized gains on investments	72,653,866
Net change in unrealized gains or losses on investments	(239,402,437)

Net realized and unrealized gains or losses on investments	(166,748,571)

Net decrease in net assets resulting from operations	$(161,868,378)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008		2007

Operations
Net investment income		$4,880,193		$3,866,907
Net realized gains on investments		72,653,866		187,775,418
Net change in unrealized gains or losses on investments		(239,402,437)		70,684,180

Net increase (decrease) in net assets resulting from operations		(161,868,378)		262,326,505

Distributions to shareholders from
Net investment income
Class A		(31,245)		0
Class I		(5,782,872)		(3,764,577)
Class IS		(50,087)		(4,407)
Class R		(3)		0
Net realized gains
Class A		(163,480)		0
Class B		(59,781)		0
Class C		(63,445)		0
Class I		(19,211,093)		0
Class IS		(298,536)		0
Class R		(135)		0

Total distributions to shareholders		(25,660,677)		(3,768,984)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	222,628	6,981,997	75,016	2,334,280
Class B	37,537	1,135,331	13,485	395,316
Class C	122,934	3,678,212	36,910	1,075,979
Class I	4,375,019	136,891,367	2,663,609	82,394,266
Class IS	46,374	1,456,944	181,131	5,488,445
Class R	247	7,777	112	3,609

		150,151,628		91,691,895

Net asset value of shares issued in reinvestment of distributions
Class A	5,630	187,683	0	0
Class B	1,642	52,286	0	0
Class C	1,762	56,110	0	0
Class I	286,272	9,639,056	34,981	1,041,734
Class IS	8,525	282,539	116	3,419
Class R	3	106	0	0

		10,217,780		1,045,153

Automatic conversion of Class B shares to Class A shares
Class A	3,572	112,881	4,446	135,405
Class B	(3,725)	(112,881)	(4,612)	(135,405)

		0		0

Payment for shares redeemed
Class A	(114,071)	(3,551,674)	(59,136)	(1,806,668)
Class B	(26,220)	(781,474)	(28,850)	(839,481)
Class C	(36,205)	(1,044,958)	(15,496)	(471,646)
Class I	(11,768,177)	(372,956,846)	(24,237,440)	(746,985,659)
Class IS	(143,329)	(4,471,717)	(312,116)	(9,463,700)
Class R	(202)	(6,699)	(18)	(538)

		(382,813,368)		(759,567,692)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30,

	2008	2007

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(222,443,960)	$(666,830,644)

Total decrease in net assets	(409,973,015)	(408,273,123)
Net assets
Beginning of period	1,006,933,117	1,415,206,240

End of period	$596,960,102	$1,006,933,117

Undistributed net investment income	$2,956,163	$4,077,281

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Growth Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I, Class IS and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are

NOTES TO FINANCIAL STATEMENTS continued

valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal,

NOTES TO FINANCIAL STATEMENTS continued

Massachusetts and Delaware revenue authorities for all taxable years beginning after September 30, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to passive foreign investment companies, expiration of capital loss carryovers, dividends paid through share redemptions and partnership investments. During the year ended September 30, 2008, the following amounts were reclassified:

Paid-in capital	$(5,711,111)
Undistributed net investment income	(137,104)
Accumulated net realized gains on investments	5,848,215

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.55% as average daily net assets increase. For the year ended September 30, 2008, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2008, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $1,700.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The

NOTES TO FINANCIAL STATEMENTS continued

administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2008, the Fund paid brokerage commissions of $134,038 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended September 30, 2008, EIS received $2,615 from the sale of Class A shares and $6,027 and $144 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,116,288,154 and $1,389,284,967, respectively, for the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund loaned securities to certain brokers and earned $101,148 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At September 30, 2008, the value of securities on loan and the total value of collateral received for securities

NOTES TO FINANCIAL STATEMENTS continued

loaned (including segregated cash) amounted to $48,091,808 and $52,101,332, respectively.

On September 30, 2008, the aggregate cost of securities for federal income tax purposes was $696,124,302. The gross unrealized appreciation and depreciation on securities based on tax cost was $25,506,561 and $81,068,792, respectively, with a net unrealized depreciation of $55,562,231.

As of September 30, 2008, the Fund had $11,663,720 in capital loss carryovers for federal income tax purposes expiring in 2009.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended September 30, 2008 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$3,003,157	$38,859,120	$55,562,231	$11,663,720	$(46,994)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2008	2007

Ordinary Income	$5,864,207	$3,768,984
Long-term Capital Gain	19,796,470	0

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended September 30, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases

NOTES TO FINANCIAL STATEMENTS continued

generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT EVENT

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells

NOTES TO FINANCIAL STATEMENTS continued

Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC which became effective upon the issuance of the preferred shares. The interim agreement will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Growth Fund, a series of the Evergreen Select Equity Trust, as of September 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Growth Fund as of September 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2008

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $19,796,470 for the fiscal year ended September 30, 2008.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Strategic Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class I shares (the Fund’s oldest share class) had outperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and had outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance, generally ranking in the second quintile.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was near the average and the median of the management fees paid by the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

571534 rv4 11/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2008 and September 30, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$31,100	$28,400
Audit-related fees	0	0
Tax fees (1)	1,500	0
Non-audit fees (2)	862,374	1,208,367
All other fees	0	0

Total fees	$894,974	$1,236,767

(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”),

which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Equity Trust

By:

Dennis H. Ferro
Principal Executive Officer

Date: December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

Dennis H. Ferro
Principal Executive Officer

Date: December 1, 2008

By:

Jeremy DePalma
Principal Financial Officer

Date: December 1, 2008